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                                                                   EXHIBIT 10.23

                         AMERICAN STONE INDUSTRIES, INC.

                               PROMISSORY NOTE FOR
                     FIXED RATE COMMERCIAL REAL ESTATE LOAN

$900,000.00                                                   Painesville, Ohio
                                                              October 13, 2003

       FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of MADISON/ROUTE 20, LLC the principal sum of Nine Hundred Thousand Dollars ($900,000.00), together with interest thereon at the rate of ten percent (10%) per annum.

       Interest will be charged and calculated on the basis of a three hundred sixty (360) day year, on unpaid principal from the date advanced hereunder until the full amount of principal has been paid. Interest shall be paid monthly in arrears commencing on the first day of the month following the month in which this instrument is executed, and continuing on the first day of each month thereafter.

       Provided, notwithstanding the foregoing, the entire principal due and owing hereunder together with any accrued interest shall be due and payable in full, if not sooner paid, on the first annual anniversary of the date hereof, which is hereinafter referred to as the "Maturity Date".

       This instrument is secured by a Mortgage ("Mortgage") of even date herewith on certain property located in the Township of Amherst and in the Township of Brownhelm, County of Lorain and State of Ohio, to which instrument reference is made for the rights of the holder hereof with respect thereto.

       The occurrence of any one of the following shall constitute an Event of Default hereunder:

1. The occurrence of an event of "Monetary Default" as defined hereinbelow, or the failure of the undersigned to pay any other monetary obligations due and owing hereunder or under the Mortgages executed in connection with the making of the Loan evidenced hereby;

2. The failure of the undersigned to do or perform, or refrain from doing or performing, any act or obligation specified herein or in the Mortgages, or in any other document relating to the indebtedness evidenced hereby;

3. Any of the undersigned shall suffer or permit any act providing grounds for the entry of an Order for relief under any chapter of the Bankruptcy Code;

4. Any representation or warranty made by any of the undersigned shall prove to be untrue, incorrect, or misleading, in any material adverse respect;

                                  Exhibit 10.23
                                   Page 1 of 3

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       any of which shall occur and be continuing upon the passage of: (i) ten
(10) business days after the giving of written notice in the event of any Monetary Default, or (ii) thirty (30) business days after the giving of written notice in the event of any other default, and without, in the latter instance, any affirmative action being undertaken and diligently pursued on the part of Borrower to the reasonable satisfaction of the holder hereof to affect the cure thereof.

       A "Monetary Default" shall be defined to mean any of the following occurrences: (i) non-payment of any amount due under this instrument as and when due; or (ii) non-payment of real estate taxes as and when due on any of the property described in the Mortgage of even date herewith.

       The principal indebtedness evidenced hereby may be prepaid at any time, provided that any prepayment of principal made prior to the third monthly anniversary of the date hereof shall be accompanied by a prepayment penalty in an amount equal to three percent (3%) of such principal payment, and any principal prepaid during the fourth through sixth months following the date hereof shall be accompanied by a prepayment penalty in an amount equal to two percent (2%) of the amount of such principal prepayment. Any prepayment of principal after the sixth monthly anniversary of the date hereof may be made without prepayment penalty whosoever.

       Upon the happening of any event of Monetary Default, or any other Event of Default as hereinabove defined, the entire remaining balance of principal and interest due hereunder shall, at the option of the holder hereof, become immediately due and payable without further notice or demand whatsoever.

       After a Monetary Default or any other event of default, and failure to cure within the applicable grace period, if any, the principal amount due hereunder shall bear interest at a rate ("Default Rate") which is three percent (3%) per annum in excess of the rate otherwise hereinabove specified.

       In the event that any monthly payment due hereunder is not received on or before fifteen (15) days after the date on which it is due, the undersigned shall be required to pay in addition to any other sums otherwise due hereunder a late charge equal to five percent (5%) of the amount of the payment not received for each calendar month or portion of a calendar month thereafter during which such payment remains unpaid.

       The Makers waive demand, presentment for payment, protest, notice of protest and of non-payment, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly consent to any extension of time of payment hereof, release of any of the security for this Note, acceptance of other security therefor, or any other indulgence or forbearance, any of which may be made without notice to any party and without in any way affecting the personal liability of any party.

       The undersigned agree to pay the holder hereof all costs of collection of the indebtedness evidenced hereby, including without in any way intending to limit the generality of the foregoing, reasonable attorney fees incurred in connection with such collection proceedings.

                                  Exhibit 10.23
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       The Makers further authorize any attorney at law to appear in any court of record in Lorain County, Ohio or in any other county where the Makers may reside or do business, after the indebtedness evidenced hereby becomes due by acceleration or otherwise, and waive the issuing and service of process, and confess a personal judgment against the Makers jointly and severally in favor of the holder hereof for the amount then appearing due, together with the costs of suit, and thereupon to release all errors ad waive all rights of appeal, and stay of execution. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the indebtedness evidenced hereby remains unpaid, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment.

       The term "Makers" as used herein shall include the undersigned and all of the respective administrators, heirs, successors and assigns, and if more than one, all Makers shall be jointly and severally liable hereon.

       This Note is to be construed and enforced according to and governed by the laws of the State of Ohio.

       If any provision of this Note, or any covenant, stipulation, obligation, agreement, act, or action, or part thereof made, assumed or entered into, or taken pursuant hereto or in connection herewith shall be adjudged illegal or invalid, such illegality or invalidity shall not affect any other provision or any other covenant, stipulation, obligation, agreement, act, or action, or part thereof, made, assumed, entered into, or taken, each of which shall be construed and enforced as if such illegal or invalid portion were not contained herein. Such illegality or invalidity or any application thereof shall not affect any legal and valid application thereof, and each such provision, covenant, stipulation, obligation, agreement, act, or action, or part shall be deemed to be effective, operative, made entered into, or taken in the manner and to the full extent permitted by law.

       WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                       AMERICAN STONE CORPORATION
                                       A Delaware Corporation

                                   BY: /s/Russell H. Ciphers, Sr.
                                       -----------------------------------------
                                       Russell H. Ciphers, Sr., President

                                 Exhibit 10.23
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